SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

June 12, 2002
Date of Report (Date of earliest event reported)

Mobile Mini, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-12804	86-0748362

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7420 South Kyrene Road, Suite 101 Tempe, Arizona		85283

(Address of principal executive offices)		(Zip Code)

(480) 894-6311

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits

Exhibit No.	Description

99.1	Press Release dated June 12, 2002

Item 9.   Regulation FD Disclosure.

         On June 12, 2002, the Registrant issued a press release announcing its appointment of Ernst & Young LLP as its independent auditors, succeeding Arthur Andersen LLP. The press release is attached as Exhibit 99.1 to this Form 8-K.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 12, 2002

MOBILE MINI, INC.

By:	/s/ Deborah K. Keeley Deborah K. Keeley Vice President and Controller

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated June 12, 2002